THE JAPAN FUND, INC.     [LOGO]

Supplement to Prospectus
Dated May 1, 1998

On December 22, 1997, Zurich Insurance Company ("Zurich") entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T will be combined with Zurich's businesses (including Zurich's 70% interest in Scudder Kemper Investments, Inc., the Fund's investment adviser ("Scudder Kemper")), to form a new global insurance and financial services company known as Zurich Financial Services. After the transaction is completed, by way of a dual holding company structure, current Zurich shareholders will own approximately 57% of the new organization, with the balance owned by B.A.T's current shareholders.

The transaction is expected to close in the third quarter of 1998. Upon consummation of the transaction, The Japan Fund, Inc.'s investment management agreement with Scudder Kemper will be deemed to have been assigned and, therefore, will terminate. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. The new investment management agreement is to become effective upon the termination of the current investment management agreement. The Board will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

September 1, 1998